UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2021

DZS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5700 Tennyson Parkway, Suite 400

Plano, TX 75024

(Address of Principal Executive Offices, Including Zip Code)

(469) 327-1531

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, DZS Inc. (the “Company”) and Charlie Vogt, the Company’s Chief Executive Officer, entered into an amendment (the “Vogt Amendment”) to Mr. Vogt’s employment agreement (the “Vogt Employment Agreement”) with the Company.  Pursuant to the Vogt Amendment, effective July 1, 2021, Mr. Vogt’s base salary will be increased to $600,000 per year.  In addition, Mr. Vogt’s target quarterly bonus at full accomplishment of the Company’s goals will be increased to $150,000 per quarter.

In addition, the Company appointed Karen Leopardi as the Company’s Treasurer, reporting to Thomas Cancro, the Company’s Chief Financial Officer.  In connection with such appointment, on June 1, 2021, the Company and Mr. Cancro entered into an amendment (the “Cancro Third Amendment”) to Mr. Cancro’s employment agreement (as previously amended the “Cancro Employment Agreement”) with the Company. Pursuant to the Cancro Third Amendment, Mr. Cancro’s duties as the Treasurer of the Company were removed.

The foregoing descriptions of the Vogt Employment Agreement, the Vogt Amendment, the Cancro Employment Agreement and the Cancro Third Amendment do not purport to be complete and are qualified in their entirely by reference to the full text of (i) the Vogt Employment Agreement, previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q dated November 6, 2020, (ii) the Vogt Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, (iii) the Cancro Employment Agreement, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 25, 2019,  (iv) the Amendment to the Cancro Employment Agreement, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 4, 2020,  (v) the Second Amendment to the Cancro Employment Agreement, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 13, 2021, and (vi) the Cancro Third Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement effective June 1, 2021 by and between DZS Inc. and Charlie Vogt

10.2	Third Amendment to Employment Agreement effective June 1, 2021 by and between DZS Inc. and Thomas Cancro.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	DZS Inc.

	By:	/s/ Justin Ferguson
Justin Ferguson
Chief Legal Officer